Certification of Chief Executive Officer and Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C.
1350), the undersigned, David J Cutler, Chief Executive Officer and Chief Financial Officer of Multi-Link Telecommunications, Inc., (the "Company"), does hereby certify, to his knowledge, that:

The Annual Report Form 10KSB for the twelve months ended September 30, 2002 of the Company (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1034, and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:       September 30, 2004





By  /s/David J Cutler
   ------------------------------
   David J Cutler
   Chief Executive Officer
   Chief Financial Officer




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Bowne Conversion	2
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Bowne Conversion		Multi-Link Fiscal 2002 10k Sept 27